DEED OF HYPOTHEC

On this ___ day of December, Two thousand and two

BEFORE Me Martine Comeau, Notary practising in the City of Montreal, Province of Quebec.

A P P E A R E D:

BANK ONE, NA, a legal person duly constituted, having its head office at 120 S. LaSalle Street, Suite 1201, Chicago, Illinois, 60603, herein acting as "fonde de pouvoir" under Article 2692 of the Civil Code of Quebec and represented by Me Jonathan Dorval, its representative, duly authorized pursuant to a power of attorney dated December __, 2002, a copy of which remains annexed to the original hereof, after being signed for identification by said representative with and in the presence of the undersigned Notary,

PARTY OF THE FIRST PART

A N D:

RICHARDSON ELECTRONICS CANADA LTD., a legal person duly constituted, having a postal address at 40 King Street West, Toronto, Ontario, M5H 3Y4 (C/O Borden Ladner Gervais LLP), herein acting and represented by ● , its representative, duly authorized pursuant to a power of attorney dated _____________, 2002, a copy of which remains annexed to the original hereof, after having been signed for identification by the said representative with and in the presence of the undersigned Notary,

PARTY OF THE SECOND PART

WHO HAVE DECLARED AND AGREED AS FOLLOWS:

WHEREAS the Grantor is authorized by law to issue and sell or pledge debentures;

WHEREAS the Grantor is desirous of issuing debentures and securing their payment in the manner contemplated herein.

NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED WITH EACH OTHER AND HAVE DECLARED UNTO THE UNDERSIGNED NOTARY AS FOLLOWS:

1. INTERPRETATION

1.1 All capitalized terms herein, unless otherwise defined herein, have the meaning ascribed to them in the Credit Agreement. Unless there is something in the subject or the context hereof inconsistent therewith, each of the following terms, whenever used in this Agreement, has the following meaning:

1.1.1 "Administrator" has the meaning ascribed thereto in Section 10.7.1 hereof;

1.1.2 "Agent" means the party of the first part, Bank One, NA, duly appointed as fonde de pouvoir of the Debentureholders pursuant to Section 2 hereof and its successors and assigns in the powers and duties created hereunder;

1.1.3 "Banking Day" means any day other than a Saturday, Sunday, a day which is a legal holiday or a day on which banks in the Province of Quebec are authorized or required by applicable law to be closed;

1.1.4 "Claims" has the meaning ascribed thereto in Section 4.1.1 hereof;

1.1.5 "Credit Agreement" means the amended and restated revolving credit agreement dated as of November 26, 2002, entered into among, inter alia, the Grantor and the other Borrowers, the Lenders and the Agent, as same may be amended, supplemented or restated from time to time;

1.1.6 "Debenture" means any debenture issued or which may be issued hereunder;

1.1.7 "Debentureholder", "holder" or "holder of Debentures" means any Person registered as holder of any outstanding Debenture in the register held for such purposes by the Agent and its respective successors and assigns;

1.1.8 "Documents of Title" has the meaning ascribed thereto in Section 4.1.5 hereof;

1.1.9 "Event of Default" has the meaning ascribed thereto in Section 10.1 hereof;

1.1.10 "Grantor" means the party of the second part, Richardson Electronics Canada Ltd., and its successors and assigns and shall include any corporation resulting from the amalgamation of Richardson Electronics Canada Ltd. with any other Person or Persons;

1.1.11 "Hypothec" means the hypothecs created in Sections 4.1, 5.1 and 6.1 hereof and, in addition, shall include any and all other hypothecs and security interests granted in favour of the Agent by the Grantor under any deed, notice or other document or instrument supplementary to or amending this Deed;

1.1.12 "Instrument of Debentureholders" means any deed, document or instrument executed by the holders of the Debentures then outstanding;

1.1.13 "Inventory" has the meaning ascribed thereto in Section 4.1.2 hereof;

1.1.14 "Mortgaged Property" means all of the undertaking, property and assets of the Grantor, described in Section 4.1 hereof;

1.1.15 "Person" means any legal person, natural person, corporation, company, limited company, firm, joint venture, partnership, trust, unincorporated organization, government or any department, agency or instrumentality of any government;

1.1.16 "Securities" has the meaning ascribed thereto in Section 4.1.6 hereof; and

1.1.17 "this Agreement", "this Deed", "herein", "hereby", "hereunder", "hereof" and similar terms refer to this Deed of Hypothec and its accompanying Schedules, as well as every deed, document or instrument supplemental or ancillary hereto, the whole as may be amended, supplemented or restated from time to time.

  1.2 Unless there is something in the subject or the context hereof inconsistent therewith, any reference in this Agreement or any other document related hereto to any gender includes all genders and any word used herein importing the singular includes the plural and vice versa.

  1.3 The insertion of headings in this Agreement or any other document related hereto is for convenience of reference only and shall not affect or be utilized in the construction or interpretation hereof.

  1.4 Any term of this Agreement or of any other document related hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining terms hereof or thereof in such jurisdiction or affecting the validity or enforceability of such term in any other jurisdiction.

  1.5 The Preamble and the Schedules annexed to this Agreement form an integral part hereof.

  1.6 Whenever this Agreement or any other document related hereto provides or stipulates that any act must be accomplished or payment must be made on any day which is not a Banking Day, such act or payment can be validly accomplished or made on the following Banking Day.

  1.7 The Grantor shall be in default in respect of an obligation hereunder and under any other document relating hereto by the mere lapse of time provided for the performance thereof, the expiration of its term, the loss of the benefit of the term in respect thereof or any cause provided by applicable law.

    2. APPOINTMENT OF THE FONDe DE POUVOIR

    2.1 The Grantor hereby appoints by these presents Bank One, NA, to act as fonde de pouvoir of the Debentureholders, as contemplated by article 2692 of the Civil Code of Quebec, to take, receive, and hold on behalf of, and for the benefit of the Debentureholders, all rights and hypothecs created hereby as continuing security for the payment of the Debentures, and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by a Debentureholder's Instrument. The Grantor hereby confirms that the present Debentureholder has accepted and ratified such appointment, which acceptance and ratification shall also bind the successors and assigns of the present Debentureholder.

    2.2 Bank One, NA, hereby accepts its appointment as fonde de pouvoir and agrees to take, receive and hold the rights, hypothecs and security interests created hereby and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by an Instrument of Debentureholders, all as provided in Section 2.1.

      3. ISSUANCE OF DEBENTURES

      3.1 The Debentures authorized to be issued under and secured by this Agreement are limited to an aggregate principal amount of ONE HUNDRED MILLION DOLLARS ($100,000,000) in lawful money of Canada.

      3.2 The Debentures shall be substantially of the tenor and in the form set forth in Schedule "A" of this Agreement with such omissions, insertions and variations as are provided in or permitted by this Agreement.

      3.3 The Debentures shall be issued as fully registered Debentures without coupons and shall be signed by any one officer or director of the Grantor, shall be dated the date of their respective issuance, shall be payable on demand and shall bear interest, as well after as before maturity and both before and after default, from their respective date at an annual rate equal to the Prime Rate (as such term is defined in the Credit Agreement) plus three percent (3%), with interest on all overdue interest at the same rate from the due date to the date of payment. The principal of the Debentures and interest thereon shall be payable in lawful money of Canada at par at the place indicated on the certificate representing same, or at any other place subsequently indicated to the Grantor and the Agent pursuant to an Instrument of Debentureholders.

      3.4 All the Debentures shall from time to time after the execution of this Agreement be issued by the Grantor in fully registered form in such denominations as the Grantor and the Agent may approve, shall be certified and dated by or on behalf of the Agent and shall be delivered by the Agent to or to the order of the Grantor from time to time upon receipt by the Agent of any order in writing signed by any one officer or director of the Grantor. No Debenture shall be issued, or if issued, shall be obligatory or entitle the holder to the benefit of the hypothecs created hereunder until it has been certified by or on behalf of the Agent, and such certification by the Agent upon any such Debentures shall be conclusive evidence that the Debentures so certified have been duly issued hereunder and that the holder thereof is entitled to the benefit of the hypothecs created hereunder. The certificate of the Agent signed on the Debentures issued hereunder shall not be construed as a representation or warranty by the Agent as to the validity or security of this Agreement or of said Debentures, and the Agent shall in no respect be liable or answerable for the use made of said Debentures or any of them or the proceeds thereof. Whenever any Debentures are outstanding hereunder, the Grantor shall not be entitled to issue and the Agent shall not be entitled to certify any additional Debenture hereunder, except pursuant to an Instrument of Debentureholders.

      3.5 The Debentures may be hypothecated, assigned, pledged or charged from time to time by the Grantor as security for the payment of advances or loans to or for the account of the Grantor and the performance of any other obligations, present or future, direct or indirect, of the Grantor or any other Person or may be sold or otherwise disposed of. The Debentures may be issued in such amounts to such Persons for such consideration and on such terms as the Grantor may determine and all Debentures issued hereunder shall rank pari passu and be secured equally and rateably hereby. Any Debenture so pledged, assigned, hypothecated or charged as provided hereinabove shall not be deemed to be redeemed by reason of the Grantor having ceased to be so indebted or otherwise obligated while the Debentures remain so hypothecated, pledged, assigned or charged. If any outstanding Debenture is returned to the Grantor or the Agent by the holder thereof, such Debenture shall be deemed not to be outstanding and the Grantor shall be entitled to re-issue Debentures aggregating not more than the principal amount of the Debenture so returned.

      3.6 The Grantor shall cause to be kept by the Agent, at its office indicated on the first page of this Agreement, a register in which shall be entered the name and address of each holder of any Debenture. No transfer of a Debenture shall be valid unless made on such register after compliance with such reasonable requirements as the Agent may prescribe. The ownership of the Debentures shall be proven by such register. The registered holder of a Debenture shall be deemed to be and regarded as the owner thereof for all purposes of this Agreement.

      3.7 The Agent shall be entitled to, subject to any requirements it may prescribe, certify and deliver a new certificate representing any outstanding Debenture which has been mutilated, lost or destroyed, in exchange for and in place of and upon cancellation of such mutilated Debenture or in lieu of and in substitution for such lost or destroyed Debenture. The Agent shall be entitled to correct any clerical error appearing in this Agreement or any outstanding Debenture.

        4. HYPOTHEC

        4.1 For good and valid consideration and for the purpose of securing the payment of the Debentures and the payment and the performance of all of its obligations hereunder, the Grantor hereby hypothecates to and in favour of the Agent, for the benefit of the Debentureholders, for the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) in lawful money of Canada with interest from the date hereof at an annual rate equal to the Prime Rate plus three percent (3%) per annum, the universality of its movable property, present and future, corporeal and incorporeal, of whatever nature or kind and wherever it may be situated (collectively, the "Mortgaged Property") including, without limitation, the following universalities of present and future property of the Grantor:

        4.1.1 all accounts receivable, book accounts, book debts, debts, claims, monies, rentals, revenues, incomes, loans receivable, demands, choses in action, rebates, refunds, amounts owing by or claimable from the crown, state or government (or any departments, agents or agencies thereof) and any other amounts which now are or which may at any time in the future be due or owing to or owned by the Grantor from any Person, wherever the grantors thereof may be situated, and all of the right, title and interest in any of the foregoing which the Grantor, now or at any time in the future, has or may have as well as all security interests, hypothecs, assignments, guarantees, bills of exchange, notes, negotiable instruments, contracts, invoices, books of account, letters of credit and/or other documents and rights, now or at any time in the future, held or owned by the Grantor or any other Person on behalf of the Grantor in respect of any of the foregoing and any and all rights of an unpaid vendor (including rights to merchandise returned, repossessed or recovered) (collectively, the "Claims");

        4.1.2 all goods, wares and merchandise, property in stock, inventories and any other corporeal movable property kept for sale, lease, processing, manufacture, transformation and/or use in providing service, whether raw, in process, finished, in transit, to be used or to be consumed which now are or which may at any time in the future be owned by the Grantor and all of the rights, title and interest in any of the foregoing which the Grantor now or at any time in the future has or may have, as well as all present and future packaging and shipping materials and all materials and property ancillary to any of the foregoing (collectively, the "Inventory");

        4.1.3 all corporeal movable property of any and all nature, form or description whatsoever (other than property described elsewhere in Sections 4.1.1 through 4.1.6 hereof, inclusively) including, without limitation, all tools, machinery, equipment, rolling stock, leasehold improvements and fixed assets which now are or which may at any time in the future be owned by the Grantor and all of the rights, title and interest in any of the foregoing which the Grantor now or at any time in the future has or may have;

        4.1.4 all incorporeal movable property of any and all nature, form or description whatsoever (other than property described elsewhere in Sections 4.1.1 through 4.1.6 hereof, inclusively) including, without limitation, all rights, title and interest of the Grantor in and to all contracts and other writings to which the Grantor is now or may, at any time in the future, become a party to or is now or may, at any time in the future, become bound by;

        4.1.5 all documents of title, whether negotiable or non-negotiable, including, without limitation, all promissory notes, bills of exchange, drafts, cheques, warehouse receipts and bills of lading which now are or which may at any time in the future be owned by the Grantor and all of the rights, title and interest in any of the foregoing which Grantor now or at any time in the future has or may have (collectively, the "Documents of Title"); and

        4.1.6 all shares, stocks, warrants, bonds, debentures, debenture stock and other securities which now are or which may at any time in the future be owned by the Grantor and all of the rights, title and interest in any of the foregoing which the Grantor now or at any time in the future has or may have including, without limitation, all shares, stocks, warrants, bonds, debentures, debenture stock and other securities issued in addition to or in replacement of those originally forming part of the Mortgaged Property including those issued in connection with a distribution of dividends in kind, a conversion, a stock split, a purchase, a repurchase, a cancellation, a merger, a change or a transformation affecting the shares, stocks, warrants, bonds, debentures and other securities forming part of the Mortgaged Property (collectively, the "Securities").

            5. FLOATING HYPOTHEC

            5.1 Without limiting the generality of the foregoing terms of Section 4 of this Agreement, for good and valid consideration and for the purpose of securing payment of the Debentures and the payment and the performance of all of its obligations hereunder, the Grantor hereby hypothecates the universality of the Claims by way of floating hypothec to and in favour of the Agent, for the benefit of the Debentureholders, for the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) in lawful money of Canada, with interest from the date hereof at an annual rate equal to the Prime Rate plus three percent (3%) per annum.

              6. ADDITIONAL HYPOTHEC

              6.1 To further secure the payment of the Debentures and the payment and the performance of all of its obligations hereunder, the Grantor hereby hypothecates to and in favour of the Agent, for the benefit of the Debentureholders the Mortgaged Property, to the extent of a further amount of TWENTY MILLION DOLLARS ($20,000,000) in lawful money of Canada (20% of the principal amount of the hypothec created in Section 3.1 hereof).

                7. REPRESENTATIONS AND WARRANTIES

                7.1 The Grantor represents and warrants to the Agent as follows:

                7.1.1 the Grantor is the owner of the Mortgaged Property;

                7.1.2 the Mortgaged Property is free and clear of all charges, prior claims, hypothecs, security interests and other rights in favour of any other Person other than the Permitted Liens;

                7.1.3 the Grantor carries on and operates an enterprise, within the meaning of Article 1525(3) of the Civil Code of Quebec;

                7.1.4 except if in transit, the Mortgaged Property is and will be kept at the locations in the Province of Quebec as described in Schedule "B" of this Agreement;

                7.1.5 the Grantor's principal establishment and head office is located at the address set forth in its appearance to this Agreement; and

                7.1.6 none of the Mortgaged Property is incorporated to an immovable property; and none of the Mortgaged Property is permanently physically attached or joined to an immovable property, except for the Mortgaged Property which has not lost its individuality and which is used for the operation of the Grantor's enterprise or the pursuit of the Grantor's activities.

                    8. COVENANTS

                    8.1 The Grantor will inform the Agent in writing immediately upon any change to its name or to any of the matters represented and warranted in Section 7 hereof.

                    8.2 The Grantor will insure the Mortgaged Property and keep it constantly insured for its full insurable value against damage caused by theft, fire and all other risks against which a prudent administrator would insure the Mortgaged Property. The Grantor will also obtain insurance covering loss of revenue resulting from loss of or damage to any of the Mortgaged Property. The Agent is hereby designated as the beneficiary of the indemnities payable under such policies. The Grantor will cause each such insurance policy to reflect the aforesaid designation of beneficiary and contain the customary terms protecting hypothecary creditors in the form approved by the Insurance Bureau of Canada. The Grantor will provide the Agent with a copy of each such insurance policy within ten (10) days of its coming into effect and with the evidence of its renewal or replacement at least thirty (30) days prior to its expiration or cancellation.

                    8.3 The Grantor will do any act and execute and deliver all documents necessary or useful in order for the hypothecs constituted hereunder to have full effect and be constantly perfected and enforceable against third parties.

                    8.4 The Grantor will provide the Agent with all information reasonably required by it to verify whether the Grantor is in compliance with the covenants contained herein. The Grantor will inform the Agent of any fact or event which could adversely affect the financial condition of the Grantor or the value of the Mortgaged Property.

                    8.5 The Grantor will reimburse to the Agent, on demand, all fees, costs and expenses incurred by it in the exercise of its rights or the performance of the obligations of the Grantor.

                      9. RIGHTS OF THE AGENT

                      9.1 The Agent may, without being bound to do so, perform any or all of the obligations of the Grantor in this Agreement.

                      9.2 The Grantor may collect the Claims for so long as the Agent has not withdrawn its authorization for the Grantor to do so, which authorization may not be withdrawn unless an Event of Default has occured. Upon such withdrawal, the Agent may collect the Claims. Where in spite of such authorization being revoked, any sums payable under the Claims are paid to the Grantor, the Grantor will receive same as mandatary of the Agent and return same to the Agent, upon demand.

                      9.3 The Agent will, at all times following the occurrence of an Event of Default, be entitled (but not obliged) to become the registered or named holder or beneficiary of the Securities and to fully exercise all rights or privileges attached thereto on behalf of the Grantor and in such manner and at such times as the Agent deems appropriate. The Agent becoming the registered or named holder or beneficiary of any of the Securities or the Agent's exercise of any of such rights or privileges will neither necessitate nor constitute the exercise by the Agent of its hypothecary rights hereunder. The Agent shall not, in any manner whatsoever, be responsible or liable to the Grantor or any other Person as a result of the failure by the Agent to exercise any of the foregoing rights or privileges or the manner or timing of the Agent's exercise of any of the foregoing rights or privileges.

                      9.4 In the event that the Agent has possession of the Mortgaged Property, it will have no obligation to maintain the use for which the Mortgaged Property is normally intended or to make it productive or to continue its use or operation.

                      9.5 The Agent may, without being bound to do so, sell the Mortgaged Property in its possession where it believes in good faith that the Mortgaged Property is likely to perish, depreciate or decrease in value.

                      9.6 The Grantor constitutes and appoints the Agent as its irrevocable attorney, with full power of substitution, in order to do any act and execute and deliver any document necessary or useful to the exercise of the rights conferred on the Agent hereunder.

                      9.7 The rights conferred on the Agent under this Section 9 may be exercised by it irrespective of whether the Grantor is in default hereunder.

                        10. DEFAULTS AND RECOURSES

                        10.1 The Grantor will be in default in each and every one of the following events (an "Event of Default"):

                        10.1.1 if any or all of the obligations secured under this Agreement are not paid or performed when due;

                        10.1.2 if the Grantor is in default under the Credit Agreement;

                        10.1.3 if any of the representations and warranties contained in Section 7 hereof or in the Credit Agreement is untrue in any material respect; or

                        10.1.4 if the Grantor fails to perform any of its obligations hereunder or under the Credit Agreement.

                          10.2 Upon the occurence of an Event of Default, the Agent may, at its own discretion, declare all of the obligations secured hereunder due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Grantor.

                          10.3 Upon the occurrence of an Event of Default, the Agent may exercise all recourses available to it under applicable law and may in its discretion (or will, if required pursuant to an Instrument of Debentureholders) realize on its hypothecs, namely by enforcing the hypothecary rights provided in the Civil Code of Quebec.

                          10.4 Upon the occurrence of an Event of Default, the Agent will be entitled to use and manage the Mortgaged Property at the Grantor's expense, with full authority to grant new leases or renew existing leases upon such terms and conditions as the Agent may deem apropriate. The Agent will also be entitled to: (i) compromise or transact with the grantors of the Claims and grant releases and discharges thereof; and (ii) complete the manufacture of the Inventory and do all things necessary or useful to its sale.

                          10.5 The Agent may, if instructed pursuant to an Instrument of the Debentureholders, waive any Event of Default and return possession of the Mortgaged Property to the Grantor. No such waiver shall prevent the Agent from later exercising any of its rights, remedies or recourses in respect of such default or any other default.

                          10.6 In the event of an Event of Default and the giving by the Agent of a prior notice of the exercise of any hypothecary rights against or in respect of the whole or any portion of the Mortgaged Property, the Grantor will immediately abandon and surrender such Mortgaged Property to and in favour of the Agent or such Person as is designated by the Agent and shall, additionally, execute and deliver to and in favour of the Agent all written consents therefor.

                          10.7 In the event that the Agent obtains the surrender of the whole or any portion of the Mortgaged Property or in the event that the Agent collects any Claims then, notwithstanding any provision of law to the contrary which may apply as a result of the Agent having acquired or been deemed to have acquired simple, full or any other administration of the whole or any portion of the Mortgaged Property:

                          10.7.1 the Agent will be entitled to generally delegate the entire administration of the whole or any portion of such Mortgaged Property (including, without limitation, the exercise of all discretionary powers) to such Person(s) as the Agent may designate or redesignate in its sole discretion (the "Administrator");

                          10.7.2 the Agent and the Administrator will be entitled to the reimbursement of all costs and expenses (including, without limitation, all costs, expenses and reasonable fees incurred by any attorneys or other Persons engaged by the Agent and the Administrator in order to assist in such administration or any matter pertaining thereto) as well as all reasonable fees of the Agent and the Administrator incurred in such administration, all of which the Agent will be entitled to charge against any fruits, revenues or proceeds of alienation of the whole or any portion of the Mortgaged Property;

                          10.7.3 the Agent and the Administrator will be entitled, under all circumstances (even if they have only simple administration of the Mortgaged Property) and in such manner as the Agent or the Administrator deems appropriate, in its discretion, to alienate such Mortgaged Property by onerous title;

                          10.7.4 under all circumstances, the Agent will be entitled to acquire the whole or any portion of such Mortgaged Property alienated by onerous title in the course of any administration thereof;

                          10.7.5 should the Agent or the Administrator be entitled to sell the whole or any portion of the Mortgaged Property, such Mortgaged Property may be sold subject to and upon such conditions and terms (including, without limitation, terms extending credit) by way of one or more sales by private agreement, sales by calls for tender or sales by public auction or combinations thereof as the Agent or the Administrator sees fit and the Agent and the Administrator will be entitled, at any time, to change or substitute any method of sale for any other method of sale of such Mortgaged Property. In any calls for tender, the Agent or Administrator will not, notwithstanding any provision of law to the contrary, be obliged to accept the highest offer notwithstanding any conditions attaching to such offer or any other offers and will, at all times, be entitled to refuse all offers and proceed to sale of such Mortgaged Property by any other method;

                          10.7.6 should the whole or any portion of the Mortgaged Property be sold by judicial authority, the Grantor expressly agrees that the Agent will not be required to obtain and/or present to any court any appraisals of such Mortgaged Property and that such Mortgaged Property may be sold without any upset price therefor;

                          10.7.7 even in the event that the Agent or the Administrator acquires full administration of the whole or any portion of the Mortgaged Property, neither of them will be under any obligation whatsoever to make such Mortgaged Property productive, increase such Mortgaged Property or the value thereof or appropriate such Mortgaged Property to any purpose whatsoever;

                          10.7.8 the Agent and the Administrator will be entitled to use for their own benefit any information which either may obtain by reason of their administration of the whole or any portion of such Mortgaged Property;

                          10.7.9 the Agent and the Administrator will be entitled, whether for value or not, to renounce to any right affecting, benefiting, pertaining to and/or forming part of the whole or any portion of the Mortgaged Property administered by them;

                          10.7.10 the Agent and the Administrator will not be obliged, in any manner whatsoever, to prepare any inventory of the Mortgaged Property, insure the Mortgaged Property or give any security for the Mortgaged Property or their administration thereof. Nevertheless, should the Agent and the Administrator, in their discretion, insure the whole or any portion of such Mortgaged Property, the costs and expenses of such insurance will form part of the costs and expenses referred to in Section 10.7.2 hereof;

                          10.7.11 the Agent and the Administrator will, under all circumstances, be entitled to change the destination of the whole or any portion of the Mortgaged Property under their administration and will not be bound to continue to use or the operation of the whole or any portion of such Mortgaged Property under their administration which produces fruits and revenues; and

                          10.7.12 the Agent and the Administrator will be bound to render only such accounting as may strictly be required pursuant to Chapter V of Title Three of Book Six of the Civil Code of Quebec entitled "Exercise of Hypothecary Rights" and all other provisions of law requiring any accounting or setting forth rules for accounting by the Agent or the Administrator of their administration shall be inapplicable to such administration.

                            10.8 Should the Agent (which it shall not be bound to do) take the whole or any portion of the Mortgaged Property in payment, then such Mortgaged Property shall be so taken by the Agent together with all expenditures and improvements made by the Grantor or any holder thereof without any payment or obligation to effect payment on the part of the Agent therefor and with the right of the Agent to retain (without any obligation whatsoever to reimburse) any and all payments up to such time then received by the Agent on account of the obligations secured hereunder and the Grantor will execute and deliver any and all documents necessary in order to perfect all of the foregoing.

                            10.9 The rights, remedies and recourses of the Agent hereunder may be exercised against all of the Mortgaged Property or separately against any portion thereof.

                              11. DUTIES OF THE AGENT

                              11.1 The Agent is the holder of the hypothecs created hereunder as the beneficiary of all rights hereby conferred to the Agent, as agent for the benefit of the holders of all Debentures issued and to be issued hereunder. The Agent shall be considered a "fonde de pouvoir" of the Debentureholders within the meaning of Article 2692 of the Civil Code of Quebec. The Agent may do any act or execute and deliver any document necessary to the exercise of its duties hereunder.

                              11.2 Any Person who becomes a Debentureholder will benefit from the designation of the Agent as agent for the benefit of all Debentureholders and upon becoming a Debentureholder irrevocably authorizes the Agent to exercise its duties hereunder. Each holder of a Debenture, by its acceptance thereof (a) acknowledges that the first issue of a Debenture has been or may be purchased from the Grantor by the Agent, by underwriting, purchase, subscription or otherwise and (b) waives any right it may have under Section 32 of the Act respecting the Special Powers of Legal Persons (Quebec).

                              11.3 No Debentureholder may exercise individually the rights conferred hereunder to the Agent, unless the Agent is the sole Debentureholder.

                              11.4 The Agent will be bound only to exercise reasonable care in the exercise of its rights, remedies and recourses or the performance of its obligations under this Agreement and, in any event, the Agent will only be liable for its intentional fault or gross negligence.

                              11.5 The Agent may from time to time delegate to any Person, including a Debentureholder, the exercise of any of its rights, remedies and recourses or the performance of any of its obligations under this Agreement, in which case the Agent may provide to such Person any information in its possession with respect to the Grantor or the Mortgaged Property. The Agent shall not in any way be responsible for any misconduct or default of any such Person.

                              11.6 No Person dealing with the Agent or its mandataries shall be required to determine whether the hypothecs created hereunder have become enforceable or whether the powers which the Agent is purporting to exercise have become exercisable.

                              11.7 The Agent may proceed in its name to the realization of the hypothecs created hereunder in any manner permitted by law. The Agent may, prior to exercising any of its rights, remedies or recourses, require that the Debentureholders remit the Debentures to it, for which the Agent will deliver a receipt. The Agent's obligation to do any act or exercise any right, recourse or remedies is conditional upon the Debentureholders providing, upon written request of the Agent, all monies required therefor and security which is deemed reasonable by the Agent to indemnify it for all costs, expenses, loans, advances and fees to be incurred in connection therewith and any liability which may result therefrom.

                              11.8 The duties of the Agent are limited to those which are expressly contained in this Agreement and, unless otherwise stipulated, the Agent shall not be required to do any act or exercise any discretion other than as required pursuant to an Instrument of the Debentureholders. The Agent shall not however be required to exercise its duties where contrary to law or this Agreement, or if the indemnification referred to in Section 11.7 hereof would not adequately protect the Agent.

                              11.9 The Agent may at any time resign office upon written notice to the Grantor and the Debentureholders, in which case the Debentureholders shall appoint a successor by Instrument of the Debentureholders. Such resignation is effective thirty (30) days after the date of the foregoing notice, except if the successor has been designated before such time, in which case the resignation is effective immediately upon such successor being appointed. Upon such appointment, the successor shall replace the Agent as agent for the benefit of the Debentureholders and all of the terms of this Agreement relating to the Agent shall thereafter be applicable to its successor.

                                12. GENERAL PROVISIONS

                                12.1 The hypothecs created herein are in addition to and not in substitution for any other hypothec or security held by or on behalf of the Agent and/or any "Lender" or "Agent" under the Credit Agreement.

                                12.2 This Hypothec is a continuing security and will subsist notwithstanding the payment from time to time, in whole or in part, of any of the obligations secured hereunder. The Grantor will not, without the Agent's written consent, subrogate any Person in the hypothecs created hereunder or the Agent's rights, remedies or recourses hereunder.

                                12.3 Any sum collected by the Agent in the exercise of its rights, remedies or recourses may be held by the Agent as Mortgaged Property or may be applied or impute to the payment of the obligations secured hereunder, whether or not yet due, at the discretion of the Agent, without having to comply with any legal provisions (including without limiting the provisions of the Civil Code of Quebec) concerning imputation of payment.

                                12.4 The Agent will not be bound to exercise any of its rights, remedies or recourses under this Agreement and, except for instances of wilful misconduct and gross negligence, will not be responsible for any failure to exercise same. The Grantor shall use its best efforts to ensure that the Claims are regularly paid and the Agent will have no obligation to inform the Grantor of any payment irregularity of which it may be aware.

                                12.5 The exercise by the Agent of any of its rights, remedies or recourses will not preclude the Agent from exercising any other right, remedy or recourse provided herein or by law or any "Lender" or "Agent" under the Credit Agreement from exercising any right, remedy and recourse under any other agreement or at law. All rights, remedies and recourses of the Agent are cumulative and not alternative. The non-exercise by the Agent of any of its rights, remedies or recourses shall not constitute a renunciation of the exercise of such right, remedy or recourse at a later date. The Agent may exercise its rights, remedies and recourses hereunder without being required to exercise any right, remedy or recourse against the Grantor or any other Person liable for the payment or performance of the obligations secured hereunder or to realize on any other security held for the payment or performance of such obligations.

                                12.6 The rights hereby conferred upon the Agent shall benefit all its successors and assigns, including any entity resulting from the amalgamation, merger or consolidation of the Agent with any other Persons and any Persons succeeding to the business of the Agent. The obligations of the Grantor hereunder shall bind the successors and assigns of the Grantor, including any Persons resulting from the amalgamation or merger of the Grantor with any other Persons.

                                12.7 The Grantor shall indemnify the Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                                12.8 No amendment may be made to this Agreement unless signed by the parties hereto.

                                12.9 This Hypothec is not and shall not be construed as creating a trust within the meaning of article 1260 of the Civil Code of Quebec.

                                12.10 This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec. It shall also be construed so as to charge the Mortgaged Property situated in any other jurisdiction by a valid security interest under the laws of such other jurisdiction.

                                12.11 The parties hereto have expressly agreed that this Agreement be drafted in the English language. Les parties ont expressement convenu que le present acte soit redige en anglais.

                                    WHEREOF ACTE, at the City of Montreal, in the Province of Quebec, under number _______________________________________

                                    __________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

                                    The parties have declared to the Notary to have taken cognizance of the present deed and to have exempted the Notary from reading same, following which the parties signed in the presence of the Notary.

RICHARDSON ELECTRONICS CANADA LTD.
Per :
●
BANK ONE, NA
Per :
Me Jonathan Dorval

MARTINE COMEAU, Notary

                                    (709300 v4)

                                    SCHEDULE "A"

                                    DEBENTURE

                                    RICHARDSON ELECTRONICS CANADA LTD.

                                    C A N A D A

                                    PROVINCE OF QUEBEC

                                    No. _____

                                    CDN $________________

                                    RICHARDSON ELECTRONICS CANADA LTD., a legal person, having a postal address at 40 King Street West, Toronto, Ontario, M5H 3Y4 (C/O Borden Ladner Gervais LLP), (hereinafter referred to as the "Grantor"), for value received promises to pay on demand to                                                     or its registered assigns, at its office located at                                          , the principal sum of $                                 in lawful money of Canada, together with interest thereon from the date of this Debenture, at an annual rate equal to the Prime Rate (as such term is defined in the Credit Agreement) plus three percent (3%), with interest on all overdue interest at the same rate from the date such interest is due until the date of payment thereof.

                                    This Debenture is issued under the provisions of and secured by a Deed of Hypothec dated December __, 2002 (herein referred to as the "Deed of Hypothec") executed by the Grantor in favour of Bank One, NA (the "Agent"), as "fonde de pouvoir" for the Debentureholders (as such term is defined in the Deed of Hypothec), and is governed by and its holder is bound by the provisions thereof.

                                    This Debenture shall not become obligatory until it has been certified by the Agent and may be transferred by its holder in accordance with the terms of the Deed of Hypothec.

                                    IN WITNESS WHEREOF, the Grantor has caused this Debenture to be signed by its representative and to be dated the      th day of                                       , _____________.

RICHARDSON ELECTRONICS CANADA LTD.
Per :

                                    AGENT'S CERTIFICATE

                                    This Debenture has been issued under the Deed of Hypothec and is registered as the holder thereof in the registers of the Agent.

                                    DATED                          .

BANK ONE, NA
Per :

                                    SCHEDULE "B"

                                    LOCATION OF MORTGAGED PROPERTY

                                    [Description]